Exhibit 24.1
                                                    Page 1 of 2

                        CONSTELLATION ENERGY GROUP, INC.

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Constellation Energy Group, Inc. hereby constitute and appoint Mayo
A. Shattuck, III, and E. Follin Smith, and each of them their true and lawful attorneys and agents to do any and all acts and things and to execute, in their names any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of 2 million shares of Constellation Energy Group, Inc. Common Stock (without par value) to be offered pursuant to the Constellation Energy Group, Inc. Employee Savings Plan, the Represented Employee Savings Plan for Nine Mile Point and the Non-Represented Employee Savings Plan for Nine Mile Point, all as authorized by Resolutions adopted by the Board of Directors of Constellation Energy Group, Inc. at a meeting held on January 18, 2002, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any registration statements to be filed with the Securities and Exchange Commission in respect of said Common Stock, to any and all amendments to any registration statement in respect to said Common Stock and to any instruments or documents filed as part of or in connection with said registration statements or amendments to such documents; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 18th day of January, 2002.

                                                     Signature

Principal Executive Officer


                                                /s/ Mayo A. Shattuck, III
                                                -------------------------

                                                Mayo A. Shattuck, III
                                                President and
                                                Chief Executive Officer


Principal Financial and

  Accounting

                                                 /s/ E. Follin Smith
                                                 -----------------------------

                                                 E. Follin Smith
                                                 Sr. Vice President

                                                    Exhibit 24.1
                                                    Page 2 of 2


                                                    Power of Attorney in
                                                    connection with  the
                                                    registration
                                                    of 2,000,000 shares of
                                                    Constellation Energy
                                                    Group, Inc.
                                                    Common Stock (without)
                                                    par value) to be
                                                    offered pursuant
                                                    to the Constellation
                                                    Energy Group, Inc.
                                                    Inc. Employee Savings
                                                    Plan, the Represented
                                                    Employee Savings
                                                    Plan for Nine Mile Point and
                                                    the Non-Represented
                                                    Employee Savings Plan for
                                                    Nine Mile Point.

                                    Directors



/s/ Douglas L. Becker             /s/ Edward A. Crooke
-------------------------------   -----------------------------



/s/ Charles R. Larson             /s/ Nancy Lampton
-------------------------------   ----------------------------



/s/ Freeman A. Hrabowski, III     /s/ James R. Curtiss
------------------------------    ----------------------------



/s/ James T. Brady               /s/ Michael D. Sullivan
--------------------------       -----------------------



/s/ Edward J. Kelly, III          /s/ Roger W. Gale
---------------------------      -----------------------



s/ Beverly B. Byron
--------------------------



/s/ Christian H. Poindexter
---------------------------






Dated:  January 18, 2002